------------------------------------------------------------------------
------------------------------------------------------------------------

                        SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement     [_]   Confidential, for Use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                           STARBASE CORPORATION
------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

                                   N/A
------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                                   N/A
------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies:
                                   N/A
------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                   N/A
------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                   N/A
------------------------------------------------------------------------

(5)  Total fee paid:
                                   N/A
------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
                                   N/A
------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
                                   N/A
------------------------------------------------------------------------

(3) Filing Party:
                                   N/A
------------------------------------------------------------------------

(4) Date Filed:
                                   N/A
------------------------------------------------------------------------

                              StarBase Corporation
                            18872 MacArthur Boulevard
                            Irvine, California 92612
                                 (714) 442-4400

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON SEPTEMBER 24, 1997

To Our Stockholders:

You are invited to attend the 1997 Annual Meeting of Stockholders of StarBase Corporation ("StarBase" or the "Company"). The meeting will be held in the Pacific Ballroom of the Sheraton Newport Beach Hotel at 4545 MacArthur Boulevard, Newport Beach, CA 92660 at 10:00 a.m. on Wednesday, September 24, 1997, for the following purposes:

         (1) To elect six directors to serve on the Board of Directors of the Company; and

         (2) To vote on the approval of the selection of Price Waterhouse LLP as the Company's independent auditors; and

         (3) To consider any other matters that may properly come before the meeting or any adjournment of the meeting.


                                                    /s/ William R. Stow III
                                                   ---------------------------
                                                   WILLIAM R. STOW III
                                                   CHAIRMAN OF THE BOARD
                                                   AND CHIEF EXECUTIVE OFFICER

August 26, 1997


TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY FORM IN THE ENVELOPE PROVIDED. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S SECRETARY, BY GIVING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              STARBASE CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 24, 1997

                                 PROXY STATEMENT

                                  INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of StarBase Corporation, a Delaware corporation ("StarBase" or the "Company") to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, September 24, 1997, and any adjournment of the meeting. This Proxy Statement, the proxy form and the Company's 1997 Annual Report to Stockholders are being mailed to stockholders on or about August 26, 1997. At the Annual Meeting, stockholders will be asked to elect six directors to serve on the Board of Directors of the Company, to approve the selection of Price Waterhouse LLP as the Company's independent auditors and to transact any other business that may properly come before the meeting.


                              VOTING AT THE MEETING

The enclosed proxy is solicited on behalf of the Board of Directors of the Company for use at the annual meeting of stockholders to be held on Wednesday, September 24, 1997. The Company will bear the cost of preparing and mailing the proxy, proxy statement and any other material furnished to the stockholders by the Company in connection with the annual meeting. Proxies will be solicited by mail. Officers and employees of the Company may also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians and brokerage houses for forwarding to beneficial owners of the stock held in their names.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing, with the Secretary of the Company, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke his proxy and vote in person unless he or she wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting.

VOTING SECURITIES OUTSTANDING

As of August 22, 1997, the record date for determining stockholders entitled to notice of and to vote at the meeting (the "Record Date"), the Company has one class of voting securities outstanding consisting of 15,039,867 shares of Common Stock, $.01 par value ("Common Stock"). A holder of Common Stock is entitled to one vote on each matter submitted to the meeting for each share of Common Stock held by such holder as of the Record Date.

PROXIES AND VOTING

Unless a contrary direction is indicated, a properly executed proxy form will be voted "FOR": (1) the election of the nominees proposed by the Board of Directors and (2) the approval of the selection of Price Waterhouse LLP as the Company's independent auditors. The management of StarBase is not aware of any business to be acted upon at this meeting other than as is described in this Proxy Statement, but in the event any other business should properly come before the meeting, the proxy holders (as indicated on the proxy form) will vote the proxies according to their judgment as to the best interests of the Company.


                             PRINCIPAL STOCKHOLDERS

BENEFICIAL OWNERSHIP

The following table sets forth at June 30, 1997 certain information regarding the ownership of each class of the Company's voting securities by each person known by the Company to be the beneficial owner of more than five percent of each class of the Company's outstanding voting securities.




                                                   Number of        Percentage
                                                   Shares of            of
  NAME (1)                                       COMMON STOCK      COMMON STOCK
--------------------------------------------    ---------------  ---------------
  Amerindo Technology Growth Fund, Ltd. II           934,728            6.2
  c/o Amerindo Investment Advisers, Inc.
  One Embarcadero, Suite 2300
  San Francisco, California 94111-3162

  The Board of Pension Commissioners of the          959,593            6.4
  City of Los Angeles
  c/o Amerindo Investment Advisers, Inc.
  One Embarcadero, Suite 2300
  San Francisco, California 94111-3162


-------------

     (1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS


DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth at June 30, 1997 certain information regarding the ownership of each class of the Company's voting securities by (i) each of the Company's Directors, (ii) each of the Named Executive Officers, and (iii) all executive officers and Directors of the Company as a group.

                                                 Number of
                                                 Shares of     Percentage of
NAME (1)                                       COMMON STOCK    COMMON STOCK
-----------------------------------           --------------  --------------
Donald R. Farrow (2)(3)(4)                           93,508          *%

Daniel P. Ginns  (2)(5)                             192,521         1.3

Alan D. Kucheck (3)(6)                               80,750          *

Phillip E. Pearce  (2)(6)                            48,821          *

Kenneth A. Sexton (2)(7)                            382,154         2.5

John R. Snedegar (2)(8)                             158,378         1.1

William R. Stow III (2)(3)(9)                       680,362         4.5

Alan M. Davis (3)(6)(10)                             81,666          *

Robert W. Leimena (3)(6)(10)                         53,125          *

All directors and executive officers              1,771,285        11.4
 as a group (9 persons) (11)
-------------

     (1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address of each person named in the above table is in care of StarBase Corporation, 18872 MacArthur Boulevard, Irvine, California 92612.

     (2) Director.

     (3) Named Executive Officer.

     (4) Includes 78,508 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will be exercisable by August 29, 1997.

     (5) Includes 23,821 shares of Common Stock issuable upon the exercise of stock options that are exercisable or will be exercisable by August 29, 1997 and 5,500 shares of Common Stock held by Mrs. Ginns. Mr. Ginns disclaims beneficial ownership of the shares held by Mrs. Ginns.

     (6) Represents shares of Common Stock issuable upon the exercise of stock options that are exercisable or will be exercisable by August 29, 1997.

     (7) Includes 333,333 shares of Common Stock held by Intersolv, Inc. of which Mr. Sexton is a corporate officer, as well as 48,821 shares of Common Stock issuable upon the exercise of stock options by Mr. Sexton that are exercisable or will be exercisable by August 29, 1997. Mr. Sexton disclaims beneficial ownership of the shares held by Intersolv, Inc.

     (8) Includes 36,180 shares of Common Stock issuable upon the exercise of stock options by Mr. Snedegar that are exercisable or will be exercisable by August 29, 1997. Also includes 14,944 shares held by Mr. Snedegar as trustee of the Snedegar Revocable Living Trust; 8,333 shares held by Mr. Snedegar in trust for his minor son and daughter; 1,667 shares held by Norexco Petroleum of which Mr. Snedegar is President; and 83,501 shares held by Access Financial Limited of which Mr. Snedegar is the general partner.

     (9) Includes 573,119 shares of Common Stock held by Mr. Stow as trustee of the Stow Family Trust, of which, 568,124 shares are subject to a Performance Escrow Agreement. Also includes an aggregate of 1,749 shares of Common Stock held by Mr. Stow in trust for his daughter and minor son. Also includes 67,987 shares of Common Stock and 3,625 shares of Common Stock issuable upon the exercise of stock options by Mr. Stow and Mrs. Stow, respectively, that are exercisable or will be exercisable by August 29, 1997. Mr. Stow disclaims beneficial ownership of the shares exercisable by Mrs. Stow.

     (10)Resigned in January 1997.

     (11)Includes a total of 523,304 shares of Common Stock issuable upon exercise of stock options held by all directors and executive officers of the Company as a group.

         *   Less than 1%.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

The Board of Directors of the Company has nominated six directors for election to hold office until the next Annual Meeting and until their successors are elected and qualified. If any nominee should become unable to serve as a director, the proxies will be voted for any substitute nominee designated by the Board of Directors. No proxy may be voted for more than six nominees.

NOMINEES FOR DIRECTOR

The nominees for election as a director are William R. Stow III, Donald R. Farrow, Daniel P. Ginns, Phillip E. Pearce, Kenneth A. Sexton and John R. Snedegar.

The following biographical information has been furnished by the nominees.

WILLIAM R. STOW III has served as Chief Executive Officer of the Company since September 1991, exclusive of the period from August 1996 to January 1997. Mr. Stow also served as President of the Company from September 1991 to August 1996, exclusive of the period from April 1994 through July 1995. Mr. Stow has served as a Director of the Company since September 1991, Co-Chairman of the Board from October 1994 to August 1996 and Chairman of the Board since August 1996. From February 1986 to October 1991, Mr. Stow held various senior-level positions at Ashton-Tate Corporation, including Vice President of Advanced Development.

DONALD R. FARROW has served as President of the Company since January 1997 and Chief Operating Officer and Director of the Company since February 1997. Mr. Farrow had been Vice President, Sales and Marketing since August 1996; Vice President, Sales since May 1996; and a consultant to the Company since March 1996. Prior to that, Mr. Farrow had been an independent consultant as well as being Vice President of Sales and Marketing from December 1993 to December 1994 at CommVision Corporation, a leading provider of server solutions and Regional Sales Manager from 1987 to 1993 for Novell Corporation, a provider of network software.

DANIEL P. GINNS has served as a Director of the Company since January 1997. Since October 1996, Mr. Ginns has been Chairman of the Board and Chief Executive Officer of Datametrics Corporation, a reporting company which designs, develops and manufactures printers and computers. From 1989 to 1996, Mr. Ginns was President of Belmont Capital, Inc., a management and financial advisory firm.

PHILLIP E. PEARCE has served as a Director of the Company since January 1996. Mr. Pearce is the owner of Phil Pearce & Associates since 1986. Prior to that, he was Senior Vice President and a member of the Board of Directors of E.F. Hutton & Co., from 1971 through 1983, a member of the Board of Governors of the New York Stock Exchange, and Chairman of the Board of governors of the NASD. Mr. Pearce is a member of the Board of RX Medical Services Corporation, a reporting company.

KENNETH A. SEXTON has served as a Director of the Company since January 1996. Mr. Sexton is Vice President, Finance and Administration of Intersolv, Inc., a leading provider of open client/server solutions. Prior to joining Intersolv, Inc. in 1991, Mr. Sexton held several senior level positions at Life Technologies Inc., a biotechnology company, and Coopers & Lybrand, a big six accounting firm.

JOHN R. SNEDEGAR has served as a Director of the Company since December 1991. Since May 1990, Mr. Snedegar has served as President, Director and
Chief Executive Officer of United Digital Network Inc., a diversified telecommunications provider based in Irving, Texas. From March 1981 to May 1992, Mr. Snedegar served as President and Chief Executive Officer of AmeriTel Management, Inc., currently known as WCT Communications, Inc. Mr. Snedegar is also a member of the Board of Star Telecommunications, a reporting company.

REQUIRED VOTE

The six nominees receiving the highest number of votes will be elected as directors. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes will be counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. There is no provision for cumulative voting in the election of directors.


                             THE BOARD OF DIRECTORS

During fiscal 1997, StarBase's Board of Directors held six meetings and took action by unanimous written consent on three occasions. Each incumbent director attended at least 83% of the aggregate of the total number of meetings of the Board and of the committees on which he served during 1997.

COMMITTEES OF THE BOARD

StarBase's Board of Directors has four standing committees: Compensation, Nominating, Audit and Stock Option. The Compensation Committee's primary function is to review and establish compensation for executive officers and to consider incentive compensation alternatives for the Company's employees. This committee held two meetings during the fiscal year and is comprised of Messrs. Ginns, Pearce and Stow. The Nominating Committee's principal function is to recommend appointments for executive officers and is comprised of Messrs. Snedegar and Pearce. Messrs. Sexton and Snedegar are the members of the Audit Committee which recommends selection of independent accountants to the Board of Directors and reviews the scope and results of audits. An Audit Committee meeting was held on July 26, 1996. The Stock Option Committee recommends guidelines for the granting of stock options and is comprised of Messrs. Sexton, Ginns and Stow.

BOARD COMPENSATION

Directors who are not employees of the Company are not compensated, except for reimbursement of travel expenses. Pursuant to the Company's Stock Option Plan, non-employee directors may receive non-qualified stock option grants for shares of the Company's Common Stock. All options awarded to non-employee directors have an exercise price per share equal to the market price of the Common Stock on the date of grant. The options have a 10-year term.

The Company entered into a two year agreement with John Snedegar, a director, which was terminated through mutual consent by the parties on March 31, 1996, subject to payment of $280,000 to Mr. Snedegar for services performed by him. The Company paid Mr. Snedegar in the first quarter of fiscal 1997. In addition, Mr. Pearce performed certain consulting services for which he was compensated $7,500 during fiscal 1997.

                               EXECUTIVE OFFICERS

 NAME                      AGE   PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS

 WILLIAM R. STOW III       52  Founder and Chief  Executive   Officer  of  the
                               Company  since September  1991, exclusive of the
 Chief Executive Officer       period  from  August 1996 to  January 1997.  Mr.
 Chairman of the Board         Stow also served as President of the Company from
 Director                      September  1991 to August 1996, exclusive of the
                               period  from April  1994 through July 1995.  Mr.
                               Stow has served as a Director of the Company since September 1991, Co-Chairman of the Board from October 1994 to August 1996 and Chairman of the Board since August 1996.


 DONALD R. FARROW          51  President of the Company  since  January 1997 and
                               Chief  Operating   Officer  and  Director of  the
 President                     Company since  February 1997. Mr. Farrow had been
 Chief Operating Officer       Vice  President, Sales and Marketing since August
 Director                      1996; Vice President, Sales since May 1996; and a
                               consultant  to  the Company since March 1996.
                               Prior to that, Mr. Farrow had been an independent consultant as well as being Vice President of Sales and Marketing from December 1993 to
                               December 1994 at CommVision Corporation, a leading provider of server solutions and Regiona
                               Sales Manager  from  1987 to 1993 for  Novell
                               Corporation, a provider of network software.

 ALAN D. KUCHECK           45  Vice President,  Engineering  of  StarBase  since
                               January  1995.  From July  1993 to  January  1995
 Vice President,               served  as a  Project  Director for the  Company.
     Engineering               From August  1990  to  March  1993  was  Manager,
                               Software Development for IMI, Inc.



Executive officers of the Company are appointed by the Board of Directors to serve until their removal by the Board of Directors or resignation.

No director or officer of the Company has within the last five years prior to the date hereof, been subject to any penalties or sanctions imposed by a court or securities regulatory authority relating to trading in securities, promotion or management of a publicly traded issuer, theft or fraud.

No director or officer of the Company has within the last five years prior to the date hereof, been declared bankrupt or made a voluntary assignment in bankruptcy, nor made a proposal or been subject to any proceedings under any legislation relating to bankruptcy or insolvency, except for Alan D. Kucheck who on February 18, 1993 filed for protection under Chapter 7 of the United States Bankruptcy Code.

                             EXECUTIVE COMPENSATION

SUMMARY INFORMATION

The following table sets forth certain summary information regarding compensation paid or accrued by the Company to, or on behalf of, the Company's Chief Executive Officer and the other most highly compensated executive officers of the Company (the "Named Executive Officers"), for services rendered in all capacities to the Company during the fiscal years ended March 31, 1995, 1996, and 1997. Except as otherwise noted, no Named Executive Officer received any restricted stock award, stock appreciation right or payment under any long-term incentive plan.


                         SUMMARY COMPENSATION TABLE (1)


                                                       Annual Compensation         Long-Term Compensation
                                                 ------------------------------- --------------------------
                                                                         Other                   All Other
                                                                         Annual    Securities     Compen-
                                                                         Compen-   Underlying     sation
      Name and Principal Position         Year    Salary        Bonus    sation    Options (2)     (5)
  ------------------------------------  ------- ------------ ----------- -------- ------------- -----------

  William R. Stow III                     1997  $ 137,818    $     --    $    --   $  175,000   $   --
    Chief Executive Officer,              1996    115,000          --         --         --         --
    Chairman of the Board and Director    1995    115,000          --         --        6,666       --

  Alan M. Davis (3)                       1997    142,663          --         --         --       86,500
    Chief Executive Officer               1996       --            --         --      185,000     24,000
    President and Director                1995       --            --         --         --         --

  Donald R. Farrow                        1997    101,031          --         --      231,250     62,942
    President                             1996       --            --         --         --         --
    Chief Operating Officer and Director  1995       --            --         --         --         --

  Alan D. Kucheck (4)                     1997    110,000          --         --       65,667       --
    Vice President, Engineering           1996    110,000        6,358        --      110,000       --
                                          1995    110,000          --         --         --         --

  Robert W. Leimena (3)                   1997    122,490          --         --         --       76,500
    Chief Financial Officer               1996       --            --         --      150,000     20,400
                                          1995       --            --         --         --         --
-------------

     (1) Certain columns have been omitted if they do not apply to any of the Named Executive Officers.

     (2) Amounts represent stock options granted and/or repriced for the period shown.

     (3)  Resigned in January 1997.

     (4) Options granted during fiscal year 1996 includes options to purchase 59,000 shares of the Company's common stock, originally granted in a prior year, that were repriced.

     (5) Amounts listed as All Other Compensation represent commissions earned or consulting fees.


STOCK OPTIONS

The following table sets forth information concerning stock option grants made during the fiscal year ended March 31, 1997 under the Company's Stock Option Plan to Named Executive Officers. No stock appreciation rights were granted to such individuals during the fiscal year.


                      OPTION/SAR GRANTS IN YEAR ENDED MARCH 31, 1997


                                     Individual Grants
---------------------------------------------------------------------------------------------

                         Number of
                   Securities Underlying    Percent of Total
                       Options/ SARS          Options/SARS          Exercise
                          Granted         Granted to Employees    or Base Price   Expiration
      Name           (# of Shares) (1)     In Fiscal Year (2)      ($/Sh) (3)       Date
------------------ ---------------------  ---------------------- --------------- ------------

William R. Stow            150,000                  13            $    3.07        08/07/06
                            25,000                   2                 1.74        02/12/07

Alan M. Davis                    0                  --                  --           --

Donald R. Farrow            31,250                   3                 2.60        11/08/06
                            75,000                   7                 1.74        02/12/07
                           125,000                  11                 3.50        05/03/06

Alan D. Kucheck             65,667                   6                 2.60        11/08/06

Robert W. Leimena                0                  --                  --           --

-------------

     (1) Options granted to purchase common stock. Generally, twenty-five percent of the shares granted vest one year from the date of grant with the remaining shares vesting equally over the following thirty-six months. All of the options shown have a maximum term of ten years, subject to earlier termination following the optionee's cessation of service with the Company.

     (2) The Company granted options to purchase a total of 1,114,134 shares of Common Stock to employees during the year ended March 31, 1997.

     (3) The exercise price may be paid in cash or in shares of Common Stock valued at fair market value on the exercise date.


OPTION EXERCISES, HOLDINGS  AND FISCAL YEAR-END VALUES

The following table sets forth information concerning the number of shares covered by both exercisable and unexercisable options held by each of the Named Executive Officers as of March 31, 1997. No options were exercised during the fiscal year ended March 31, 1997 by any of the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                     AND OPTION VALUES AS OF MARCH 31, 1997


                                                       Number of Securities
                                                      Underlying Unexercised         Value of Unexercised
                           Shares                          Options at              in-the-Money Options at
                        Acquired on    Value       March 31, 1997 (# of shares)       March 31, 1997 (1)
                         Exercise    Realized     ----------------------------- --------------------------------
         Name               (#)         ($)        Exercisable    Unexercisable   Exercisable    Unexercisable
----------------------- ----------- ------------  -------------- -------------- ---------------- ---------------

William R. Stow III         --          --              24,594         157,072  $          --    $      --

Alan M. Davis               --          --              81,666              --             --           --

Donald R. Farrow            --          --              59,594         171,656             --           --

Alan D. Kucheck             --          --              74,206         101,461             --           --

Robert W. Leimena           --          --              53,125              --             --           --
------------

     (1) Calculated based on the closing price of the Company's Common Stock as reported on the NASDAQ SmallCap on March 31, 1997 of $1.39 per share, less the applicable exercise price.



                              CERTAIN TRANSACTIONS

During fiscal 1996, the Company borrowed 58,333 unrestricted shares of its common stock from three directors. Of the total shares borrowed, 33,333 shares were sold in the open market by the Company and the proceeds were used for general corporate purposes and 25,000 shares were used as remuneration for a consultant. The three directors agreed to accept restricted shares in repayment, which were issued September 5, 1996.

In fiscal 1995, the Board of Directors authorized the Company to loan William Stow III, then President and CEO of StarBase, the sum of $126,000. At March 31, 1997, the principal and accrued interest amounts were $76,153 and $8,466, respectively. The loan is evidenced by a promissory note and is secured by shares of the Company's common stock, which are owned by Mr. Stow. The note is payable on November 4, 1998 and bears interest at a rate of 6.34% per annum, payable at maturity.

The Company entered into a two year agreement with John Snedegar, a director, which was terminated through mutual consent by the parties on March 31, 1996, subject to payment of $280,000 to Mr. Snedegar for services performed by him. The Company paid Mr. Snedegar in the first quarter of fiscal 1997.

On January 11, 1997, the Company entered into consulting agreements with Mr. Alan M. Davis, former President and CEO, and Mr. Robert W. Leimena, former Chief Financial Officer of the Company. Amounts paid were $86,500 and $76,500, respectively.



                                   PROPOSAL 2
                              INDEPENDENT AUDITORS

The accounting firm of Price Waterhouse LLP served as the Company's independent auditors for 1997. One or more representatives of that firm will attend the Annual Meeting and will be given the opportunity to comment, if they desire, and to respond to appropriate questions that may be asked by stockholders. No auditor has yet been selected for the current year, since it is StarBase's practice not to select independent auditors prior to the Annual Meeting.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of security ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and beneficial owners of more than ten percent also are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely upon a review of copies of such forms and written representations from its executive officers and directors, all
Section 16(a) filing requirements were complied with during and for fiscal 1997, except the following: one Form 4 each for Messrs. Lyons, Gratny and Sexton (current or former Directors) covering the automatic conversion of Series B Preferred stock to Common Stock; and one Form 3 for Mr. Farrow. All forms have been filed.


                             SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. In addition, the Company will reimburse brokers, custodians, nominees and fiduciaries for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of shares held of record by such persons. Solicitation of proxies will be made by management of the Company, without additional compensation, through the mail, in person, or by telephone, or facsimile.


                                  ANNUAL REPORT

The Company's annual report on Form 10-KSB, including financial statements, for the fiscal year ended March 31, 1997 is being mailed with this Proxy Statement.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals for the 1998 Annual Meeting of Stockholders must be received in writing by the Secretary of the Company at the Company's executive offices by March 31, 1998 in order to be considered for inclusion in the proxy materials.



                                  MISCELLANEOUS

The Company will send, without charge, a copy of the Company's current annual report on Form 10-KSB to any holder of Common Stock who makes a request in writing to Stockholders' Relations, StarBase Corporation, 18872 MacArthur Boulevard, Irvine, CA 92612.


                                        By order of the Board of Directors,

                                        /s/ William R. Stow III
                                        ----------------------------
                                        William R. Stow III
                                        Assistant Secretary

Irvine, California
August 26, 1997

                                                                     APPENDIX A





                              STARBASE CORPORATION

                                      PROXY

     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 24, 1997
                  AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STARBASE
                                  CORPORATION

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of StarBase Corporation (the "Company") to be held on September 24, 1997 and the related Proxy Statement; (b) appoints William R. Stow III and Martin E. Weisberg or either of them, as Proxies, each with the power to appoint a substitute; (c) authorizes the Proxies to represent and vote, as designated below, all the shares of the Company's common stock, par value $.01 per share (the "Common Stock"), held of record by the undersigned on August 22, 1997 at such Annual Meeting and any adjournments or postponements thereof; and (d) revokes any proxies previously given.

[X] Please mark votes as in this example.

1. Election of directors. Nominees are: Donald R. Farrow, Daniel P.Ginns, Phillip E. Pearce, Kenneth A. Sexton, John R. Snedegar, and William R. Stow III.


         [  ] FOR ALL NOMINEES              [  ] WITHHOLD AUTHORITY TO VOTE
                                                           FOR ALL NOMINEES

         To vote for fewer than all nominees, print the names of the nominees you wish to vote FOR in the following space:

--------------------------------------------------------------------------------

2. A proposal to ratify the selection of Price Waterhouse LLP as the Company's Independent Accountants for fiscal 1998.

         [  ] FOR                [  ] AGAINST               [  ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 3 ABOVE.

Please sign, date and return this proxy as promptly as possible in the envelope provided.




_____________________________________    ______________________________________
Date                                        Signature(s) of Stockholder(s)


                                         ______________________________________
Name:________________________________       Signature(s) of Stockholder(s)

Addess: _____________________________   EACH JOINT OWNER SHOULD SIGN. SIGNATURES
                                        SHOULD CORRESPOND WITH THE NAMES PRINTED
_____________________________________   ON THIS PROXY.  ATTORNEYS, EXECUTORS,
                                        GUARDIAN, ADMINISTRATORS, TRUSTEES,
Number of shares held:    ___________   CORPORATE OFFICERS OR OTHERS SIGNING IN
                                        REPRESENTATIVE CAPACITY SHOULD GIVE FULL
                                        TITLE.